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                                                                 EXHIBIT 10.3.2



                    FORM OF INCENTIVE STOCK OPTION AGREEMENT
                PURSUANT TO THE 1983 INCENTIVE STOCK OPTION PLAN

                      COTTON STATES LIFE INSURANCE COMPANY
                        INCENTIVE STOCK OPTION AGREEMENT


         This Incentive Stock Option Agreement ("Agreement"), dated as of ____________, (the "Date of Grant"), is made and entered into by COTTON STATES LIFE INSURANCE COMPANY, a Georgia corporation (the "Company"), and <<Name>> (the "Grantee"), who is an employee or officer of the Company or one of its subsidiaries.

         WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Cotton States Life and Health Insurance Company 1983 Incentive Stock Option Plan, as amended, (the "Plan") and the shareholders of the Company have approved the Plan.

         WHEREAS, the Plan provides for the granting of incentive stock options by the Compensation Committee of the Board (the "Committee") to key employees of the Company or any subsidiary of the Company to purchase shares of the common stock of the Company, par value One Dollar ($1.00) per share (the "Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan and has determined that it would be in the best interest of the Company to grant the incentive stock options documented herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       GRANT OF OPTION

         Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to shares of Stock at a price of $____ per share. Such option is hereinafter referred to as the "Option," and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares". The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option, as such term is defined under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to such further limitations as are provided herein, the Option is exercisable commencing on the Date of Grant.

         2.       TERMINATION OF OPTION

         The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void upon the earlier of: (i) ten years after the Date of Grant; or
(ii) the date on which the Grantee terminates his employment with the Company of malfeasance or wrongdoing adversely affecting the Company or any parent or subsidiary of the Company.

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         3.       EXERCISE OF OPTION

                  [(a)     At any time during the period of this Option
commencing with the ___ anniversary of the Date of Grant, the Grantee may purchase up to % of the shares covered by this Option and may purchase up to an additional 33 1/3 % on each of the second and third anniversaries from the Date of Grant so that this Option will be fully vested on the third anniversary of the Date of Grant.]

                  (b) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares to the extent then exercisable hereunder, by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.

                  (c) Upon a termination of the Grantee's employment for any reason other than as set forth in Section 2(ii) of this Agreement, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of termination: (i) the one-year period following the date of the Grantee's death, in the case of the Grantee's death during his employment by the Company, or the one-year period following the termination of employment due to permanent disability (as determined by the Plan) and (ii) the three-month period following the date of such termination in the case of termination of his employment for any reason other than the death or permanent disability of the Grantee or pursuant to Section 2(ii) of this Agreement. A transfer of the Grantee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Grantee's employment.

                  (d) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made (i) in cash or by check, or (ii) by delivery of mature shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate option price payable by reason of such exercise, on or before the exercise date specified in the notice of exercise.

                  (e) On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee a certificate or certificates for the Option Shares then being purchased (out of unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. The obligations of the Company to deliver the Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of the Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  (f) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

         4.       ADJUSTMENT OF AND CHANGES IN STOCK OF THE COMPANY

                  (a) In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, rights offering or any other change in the corporate structure or shares of capital stock of the Company, the Committee shall make such adjustment as appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.



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         (b) In the event that the Company shall be a party to any
reorganization involving a merger, consolidation or acquisition of the Stock or the assets of the Company, the Committee, in its sole discretion, may:

                  (i) declare that the Option granted hereunder shall become exercisable immediately notwithstanding the provisions of this Agreement regarding exercisability and that the Option shall terminate 30 days after the Committee gives written notice to Grantee of his immediate right to exercise the Option and of the Committee's decision to terminate the Option if not exercised within such thirty-day period; or

                  (ii) notify the Grantee that the Option granted hereunder shall apply with appropriate adjustments as determined by the Committee to the securities of the resulting corporation to which holders of the number of shares of Stock subject to the Option would have been entitled.

         (c) The adoption of a plan of dissolution or liquidation by the Board of Directors and the shareholders of the Company shall cause the Option to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders of the Company; provided, however, that the Committee, in its discretion, may declare that the Option shall become exercisable immediately notwithstanding the provisions of this Agreement regarding exercisability; and provided further that in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of subparagraph 4(b), the Option shall be governed by and be subject to the provisions of such sentence.

         (d) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the Stock, the Grantee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of the Grantee's Option that may be exercised on or prior to the date of the expiration of such rights or warrants.

         5.       FAIR MARKET VALUE

         For purposes of the Plan, the "fair market value" of the shares of Stock shall be the mean between the high "bid" and the low "asked" prices of the Stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the first day immediately preceding such day on which shares were traded. If the Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Stock shall mean the closing price of the Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the first day immediately preceding such day on which shares were traded. If the Stock is not regularly traded in the over-the-counter market or registered on a national securities exchange the Committee shall determine the fair market value of the Stock in good faith in accordance with Code section 422(c)(1) and accompanying Treasury Regulations.

         6.       NO RIGHTS OF SHAREHOLDERS

         Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to becoming the holder of record of such shares.

         7.       NON-TRANSFERABILITY OF OPTION

         During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or a legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of
(i) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (ii) the levy of any attachment, execution or similar process by any third party upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee, and it shall thereupon become null and void.


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         8.       EMPLOYMENT NOT AFFECTED

         Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment by the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, as the Company or on behalf of the Company (whichever the case may be), and acknowledged by the Grantee.

         9.       AMENDMENT OF OPTION

         This Agreement and the terms of the Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable due to any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Company and the Grantee.

         10.      SECURITIES LAWS

         This Option may not be exercised if the issuance of shares of Stock of the Company upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. The Grantee, as a condition to his exercise of this Option, shall represent to the Company that the shares of Stock that he acquires under this Option are being acquired by him for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation or rule of any governmental agency.

         The Grantee represents and warrants that he will be acquiring the Option Shares for investment purposes and not with a view to distribution. The Grantee further represents and warrants that he is aware that the Option Shares have not been registered under the Securities Act or under the provisions of Georgia law and that the Option Shares may not be sold, transferred or otherwise assigned without registration or an exemption therefrom. Grantee acknowledges being informed by the Company that the Option Shares are restricted securities and that each certificate for shares of Stock issued upon exercise of the Option shall be stamped or otherwise imprinted with a restrictive legend in form and context deemed necessary by the Company. The undersigned further acknowledges that he is an officer and a shareholder of the Company and is aware of the business and operations of the Company.

         11.      NOTICE

         Any notices or other communications to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to be given, delivered or received when delivered personally or three days after being deposited in the United States Mail, registered or certified, and with proper postage and registration and certification fees prepaid, addressed to the parties for whom intended at the addresses indicated for each party as set forth below:



                                          Cotton States Life Insurance Company
         If to the Company:               244 Perimeter Parkway, N.E.
                                          Atlanta, Georgia 30346
                                          Attention:  __________________________


         with a copy to:                  Thomas O. Powell, Esquire
                                          Troutman Sanders LLP
                                          600 Peachtree Street, N.E., Suite 5200
                                          Atlanta, Georgia 30308


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         Grantee:
                           [At the latest address listed for the Grantee in the Company's records.]



         12.      INCORPORATION OF PLAN BY REFERENCE

         The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

         13.      GOVERNING LAW

         The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the law of the State of Georgia.

         14.      COUNTERPARTS

         This Agreement may be executed with counterpart signature pages, all of which together shall constitute one and the same Agreement.

         15.      SUCCESSORS AND ASSIGNS

         This Agreement shall inure to the benefit of and be enforceable by and binding upon the permitted successors and assigns of each party, including the personal or legal representatives, executors, administrators, heirs and legatees of the Grantee.


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         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the date first written above.

ATTEST:                                                     COTTON STATES LIFE INSURANCE COMPANY

By:                                                         By:
   -----------------------------------------                    ------------------------------------
   Its:                                                         Its:
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              [CORPORATE SEAL]

                                                            GRANTEE

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Witness


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